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Exhibit 10.2

CYDEX, INC.

AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN

SECTION 1

PURPOSE AND DURATION

        1.1    Effective Date.    This Plan permits the grant of Nonqualified Stock Options and Incentive Stock Options. This Plan became effective on January 30, 1997 and was amended and restated by the terms herein on August 5, 2004.

        1.2    Purpose of this Plan.    This Plan is intended to attract, motivate, and retain Employees, Directors and Consultants of the Company and its Affiliates. This Plan also is designed to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of Shares and through other equity based incentives, with the interests of the Company's stockholders.

SECTION 2

DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        2.1   "1933 Act" means the Securities Act of 1933, as amended. Reference to a specific section of the 1933 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

        2.2   "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

        2.3   "Administrator" means the Board or the Committee, as the case may be, that is appointed in accordance with Section 3.1 to administer the Plan.

        2.4   "Affiliate" means any corporation or any other entity, including partnerships and joint ventures, which, directly or indirectly, controls, is controlled by, or is under common control with, the Company, whether now or hereafter existing.

        2.5   "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options or Incentive Stock Options.

        2.6   "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

        2.7   "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.8   "Change in Control" shall have the meaning assigned to such term in Section 9.2.

        2.9   "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

        2.10 "Committee" means the committee, if any, appointed by the Board pursuant to Section 3.1 to administer this Plan. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the direction of, the Board of Directors. The Committee shall be comprised solely of Directors who both are (a) "disinterested persons" under Rule 16b-3, and (b) "outside directors" under Section 162(m) of the Code.

        2.11 "Company" means CyDex, Inc., a Delaware corporation, and any successor thereto.

        2.12 "Consultant" means any person who is engaged by the Company or any Subsidiary or other Affiliate of the Company to render consulting or advisory services and is compensated for such services.

        2.13 "Director" means any individual who is a member of the Board of Directors of the Company.

        2.14 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its sole discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

        2.15 "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

        2.16 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

        2.17 "Fair Market Value" means the value determined in good faith by the Administrator in accordance with uniform and nondiscriminatory standards. For federal, state and local income tax reporting purposes, fair market value shall be determined by the Administrator or its delegate in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

        2.18 "Fiscal Year" means the fiscal year of the Company.

        2.19 "Grant Date" means, with respect to an Award, the date that the Award was granted.

        2.20 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option, and is intended to meet the requirements of Section 422 of the Code.

        2.21 "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

        2.22 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to this Plan.

        2.23 "Participant" means an Employee, Consultant or Director to whom an outstanding Award has been granted.

        2.24 "Plan" means the CyDex, Inc. Amended and Restated 1997 Equity Compensation Plan, as set forth in this instrument and as hereafter further amended and/or restated from time to time.

        2.25 "Retirement" means, in the case of an Employee, a Termination of Service by reason of the employee's retirement at or after age sixty-five (65) or pursuant to an early retirement program instituted by the Company.

        2.26 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

        2.27 "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

        2.28 "Shares" means the shares of common stock, par value $0.01, and preferred stock, par value $0.10, of the Company.

        2.29 "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code, whether now or hereafter existing.

        2.30 "Termination of Service" or "Terminates" means a cessation of (i) the employee-employer relationship between an Employee and the Company or an Affiliate; (ii) the relationship between a Consultant and the Company or an Affiliate; or (iii) the relationship between a Director and the Company; each for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, Retirement or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reemployment or reengagement, as the case may be, of such individual by the Company or by an Affiliate.

SECTION 3

ADMINISTRATION

        3.1    The Administrator.    Prior to the date, if any, upon which the Company becomes subject to the 1934 Act, the Plan shall be administered by either the Board or the Committee. After the date, if any, upon which the Company becomes subject to the 1934 Act, the Plan and all Awards shall be administered by the Board or the Committee, whichever is in accordance with Rule 16b-3 or its successor.

        3.2    Authority of the Administrator.    It shall be the duty of the Administrator to administer this Plan in accordance with the provisions hereof. The Administrator shall have all powers and discretion necessary or appropriate to administer this Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the terms and provision of this Plan and of the Awards, (d) adopt rules for the administration, interpretation and application of this Plan, and (e) interpret, amend, or revoke any such rules.

        3.3    Delegation by the Administrator.    The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more directors or officers of the Company; provided, however, that the Administrator may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize this Plan's qualification under Section 162(m) of the Code or Rule 16b-3.

        3.4    Decisions Binding.    All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator appointed pursuant to Section 3.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THIS PLAN

        4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under this Plan shall not exceed 10,000,000. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

        4.2    Lapsed Awards.    If an Award is cancelled, terminates, expires or lapses for any reason, any Shares subject to such Award thereafter shall be available to be the subject of a subsequent Award.

        4.3    Adjustments in Awards and Authorized Shares.    In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Administrator shall adjust the number and class of Shares which may be delivered under this Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, and 5.1 in such manner as the Administrator in its sole discretion shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

        5.1    Grant of Options.    Subject to the terms and provisions of this Plan, Options may be granted to Employees, Consultants, and Directors at any time and from time to time as determined by the Administrator in its sole discretion. The Administrator in its sole discretion shall determine the number of Shares subject to each Option; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 5,000,000 Shares. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof.

        5.2    Award Agreement.    Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares and the vesting period, if any, to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Administrator in its sole discretion shall determine, including, but not limited to, any limitations or restrictions necessary for the Award to qualify as an Incentive Stock Option. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

        Each Award Agreement may further contain or otherwise provide for conditions giving rise to the forfeiture of the Shares acquired pursuant to an Option granted hereunder or otherwise and such restrictions on the transferability of Shares acquired pursuant to an Option granted hereunder or otherwise as the Administrator in its sole discretion shall deem proper or advisable. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Company and shareholders of the Company other than the holder of such Shares who is a party to the particular Award Agreement or a subsequent holder of the Shares who is bound by such Award Agreement.

        5.3    Exercise Price.    Subject to the provisions of this Section 5.3, the Exercise Price per Share for each Option shall be determined by the Administrator, in its sole discretion.

          5.3.1    Nonqualified Stock Options.    In the case of a Nonqualified Stock Option, the Exercise Price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

          5.3.2    Incentive Stock Options.    In the case of an Incentive Stock Option, the Exercise Price per Share shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price per Share shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

          5.3.3    Substitute Options.    Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by such former employer. If such substitute Options are granted, the Administrator, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an Exercise Price per Share less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

        5.4    Expiration of Options.

          5.4.1    Expiration Dates.    Each Option shall terminate upon the earlier of the first to occur of the following events:

            (a)   The date for termination of the Option set forth in the Award Agreement;

            (b)   The expiration of ten (10) years from the Grant Date (except as provided in Section 5.8 regarding Incentive Stock Options);

            (c)   The expiration of three (3) months after the Participant's Termination of Service for any reason other than Disability, death or Cause (as defined below), unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Administrator permits later exercise;

            (d)   The expiration of one (1) year after the Participant's Termination of Service on account of Disability or death, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement or the Administrator permits later exercise; or

            (e)   Immediately upon Termination of Service if the optionee's services are terminated during the term of the Option for Cause, as determined by the Company, in which case the option shall thereafter be void for all purposes. As used in this Section 5.4.1, "Cause" shall mean willful misconduct, a willful failure to perform the optionee's duties, insubordination, theft, dishonesty, conviction of a felony or any other willful conduct that is materially detrimental to the Company or an Affiliate or such other cause as the Board in good faith reasonably determines provides cause for the discharge of the optionee.

          5.4.2    Administrator Discretion.    Subject to the limits of Section 5.4.1, the Administrator in its sole discretion (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8 regarding Incentive Stock Options), provided however, in the case of Incentive Stock Options, that the maximum term of the Option may not be extended if the Fair Market Value per Share is greater than the Exercise Price per Share.

        5.5    Exercisability of Options.    Options granted under this plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall determine in its sole discretion; provided however, that all Options granted under this Plan shall become immediately exercisable upon death or Disability. After an Option is granted, the Administrator in its sole discretion may accelerate the exercisability of the Option. However, in no event may any Option granted to a Section 16 Person be exercisable until at least six (6) months following the Grant Date or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

        5.6    Payment.    Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator in its sole discretion also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, (b) by a "net exercise" of the Option (as further described below), or (c) by any other means or combination of means which the Administrator in its sole discretion determines (i) to provide legal consideration for the Shares, and (ii) to be consistent with the purposes of this Plan. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant or to the Participant's designated broker, Share certificates (which may be in book entry form) representing such Shares.

        In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant. The shares of Common Stock so used to pay the exercise price of an Option under a "net exercise" will be considered to have resulted from the exercise of the Option, and accordingly, the Option will not again be exercisable with respect to such shares, the shares actually delivered to the Participant, and any shares withheld for purposes of tax withholding.

        5.7    Restrictions on Share Transferability.    The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

        5.8    Certain Additional Provisions for Incentive Stock Options.

          5.8.1    Eligible Participants.    Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

          5.8.2    Exercisability.    The aggregate Fair Market Value of the Shares (as determined on the applicable Grant Date) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

          5.8.3    Expiration.    No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

SECTION 6

MISCELLANEOUS

        6.1    Deferrals.    The Administrator in its sole discretion may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be made at least one year prior to the due date, and shall be subject to such rules and procedures as shall be determined by the Administrator in its sole discretion.

        6.2    No Effect on Employment or Service.    Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or consulting arrangement at any time, with or without cause. For purposes of this Plan, transfer of employment or the use of consulting services of a Participant between the Company and any of its Affiliates (or between

Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by an applicable employment agreement between the Participant and the Company or its Affiliate, as the case may be.

        6.3    Participation.    No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to receive a future Award.

        6.4    Indemnification.    Each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

        6.5    Successors.    All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor of the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

        6.6    Beneficiary Designations.    If permitted by the Administrator, a Participant under this Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant, and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate. In each case, the named beneficiary or beneficiaries or the executor of the Participant's estate, as the case may be, shall have the right to exercise, pursuant to the terms hereof and the terms of any applicable Award Agreement, the Awards made hereunder.

        6.7    Nontransferability of Awards.    No Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

        6.8    No Rights as Stockholder.    No Participant nor any beneficiary thereof shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award or the exercise thereof, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or his or her beneficiary.

        6.9    Furnish Information.    Each Participant that receives an Award will furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

        6.10    No Guarantee of Interests.    Neither the Administrator nor the Company guarantees the Shares from or against loss or depreciation.

SECTION 7

AMENDMENT, TERMINATION AND DURATION

        7.1    Amendment, Suspension or Termination.    The Board, in its sole discretion, may amend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required to maintain this Plan's qualification under Rule 16b-3 or to comply with Section 422(b)(1) of the Code, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of this Plan.

        7.2    Duration of this Plan.    This Plan shall become effective on the date specified herein, and subject to Section 7.1, shall remain in effect thereafter; provided, however, that without further stockholder approval, no Incentive Stock Option may be granted under this Plan after the tenth anniversary of the effective date of this Plan.

SECTION 8

TAX WITHHOLDING

        8.1    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award or the exercise thereof, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, including the Participant's Social Security or FICA tax obligations, required to be withheld with respect to such Award or the exercise thereof.

        8.2    Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Administrator agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

SECTION 9

CHANGE IN CONTROL

        9.1    Change in Control.    In the event of a Change in Control of the Company, any surviving corporation or acquiring corporation may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Change in Control). All Awards granted under this Plan that are not assumed or continued by the surviving or acquiring corporation or substituted for similar stock awards and are not then exercisable, or are then subject to restrictions, shall, unless otherwise provided for in the Award Agreements applicable thereto, become immediately exercisable in full as of the date prior to the Change in Control as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Change in Control), and shall terminate if not exercised at or prior to the effective time of such Change in Control; provided however, that the Board of Directors of the

Company may Limit the applicability of this section with respect to that of any Award to which Section 280G of the Code is applicable.

        9.2    Definition.    For purposes of Section 9.1 above, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied:

          (a)   any "person" (as such term is used in Section 13(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (each an "Exchange Act Person") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) on account of the acquisition of securities of the Company by any institutional investor, or any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (ii) solely because the level of ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the beneficial owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

          (b)   there shall occur a merger, consolidation or similar transaction of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger in which no "person" (as defined in Section 9.2(a)) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities;

          (c)   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

          (d)   there shall occur a sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are beneficially owned by stockholders of the Company in substantially the same proportions as their beneficial ownership of the Company immediately prior to such sale, lease, license or other disposition.

        The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

SECTION 10

LEGAL CONSTRUCTION

        10.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        10.2    Severability.    In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        10.3    Requirements of Law.    The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

        10.4    Securities Law Compliance.    With respect to Section 16 Persons, Awards under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan, Award Agreement or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Administrator in its sole discretion.

        10.5    Severability.    If any provision of this Plan is held to be illegal or invalid for any reason by a court of competent jurisdiction, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

        10.6    Governing Law.    This Plan and all Award Agreements shall be construed in accordance with and by the laws of the State of Kansas, excluding its conflict of laws provisions.

        10.7    Captions.    Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.

CYDEX, INC.
STOCK OPTION GRANT NOTICE
(AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN)

CyDex, Inc. (the "Company"), pursuant to its Amended and Restated 1997 Equity Compensation Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	☐	Incentive Stock Option(1)	☐	Nonstatutory Stock Option
Vesting Schedule:	1/4th of the shares vest one year after the Vesting Commencement Date. 1/48th of the shares vest monthly thereafter over the next three years.
Payment:	By one or a combination of the following items (described in the Stock Option Agreement):
	☐	By cash or check
	☐	Pursuant to a Regulation T Program if the Shares are publicly traded
	☐	By delivery of already-owned shares if the Shares are publicly traded
	☐	By deferred payment

(1)
If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

CYDEX, INC.	OPTIONHOLDER:
By:
	Signature	Signature
Title:	Date:

Date:

ATTACHMENTS: Stock Option Agreement, Amended And Restated 1997 Equity Compensation Plan and Notice of Exercise

ATTACHMENT I

STOCK OPTION AGREEMENT

CYDEX, INC.
AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN
STOCK OPTION AGREEMENT
(INCENTIVE STOCK OPTION)

        Pursuant to your Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, CYDEX, INC. (the "Company") has granted you an option under its AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

        The details of your option are as follows:

        1.    VESTING.    Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service.

        2.    NUMBER OF SHARES AND EXERCISE PRICE.    The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time pursuant to Section 4.3 of the Plan.

        3.    ISO EXERCISE LIMITATION.

        (a)   The aggregate Fair Market Value of the shares of Common Stock with respect to which you may exercise your option for the first time during any calendar year, when added to the aggregate Fair Market Value of the shares of Common Stock subject to any other options designated as Incentive Stock Options and granted to you under any stock option plan of the Company or an Affiliate prior to the Grant Date with respect to which such options are exercisable for the first time during the same calendar year, shall not exceed $100,000 (the "ISO Exercise Limitation") unless applicable law requires that your option be exercisable sooner. For purposes of this Section 3, your options designated as Incentive Stock Options shall be taken into account in the order in which they were granted to you, and the Fair Market Value of shares of Common Stock shall be determined as of the time the option with respect to such shares of Common Stock is granted. If Section 422 of the Code is amended to provide for a different limitation from that set forth in this provision, the ISO Exercise Limitation shall be deemed amended effective as of the date required or permitted by such amendment to the Code.

        (b)   Notwithstanding the provisions of Section 3(a), if the ISO Exercise Limitation would prevent you from exercising your option as to vested shares, then the ISO Exercise Limitation shall terminate as to such vested shares as such shares vest, and you may exercise your option as to such vested shares. Upon such termination of the ISO Exercise Limitation, your option shall be deemed a Nonstatutory Stock Option to the extent of the number of vested shares of Common Stock subject to your option that exceed the ISO Exercise Limitation.

        (c)   The ISO Exercise Limitation shall terminate, and you may fully exercise your option, as to all vested shares of Common Stock subject to your option, upon the earlier of the following events:

            (i)  the date of you Termination of Service; or

           (ii)  the day immediately prior to the effective date of a Change in Control.

Upon such termination of the ISO Exercise Limitation, your option shall be deemed a Nonstatutory Stock Option to the extent of the number of shares of Common Stock subject to your option that exceed the ISO Exercise Limitation.

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        4.    METHOD OF PAYMENT.    Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

          (a)   In the Company's sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

          (b)   Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company's reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

          (c)   Pursuant to the following deferred payment alternative:

              (i)  Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company's election, upon termination of your Continuous Service.

             (ii)  Interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

           (iii)  At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall be made in cash and not by deferred payment.

            (iv)  In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a pledge agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

        5.    WHOLE SHARES.    You may exercise your option only for whole shares of Common Stock.

        6.    SECURITIES LAW COMPLIANCE.    Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the 1933 Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the 1933 Act. The exercise of your option also must comply with other applicable laws

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and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

        7.    TERM.    You may not exercise your option before the commencement or after the expiration of its term set forth in Section 5.4 of the Plan.

        8.    EXERCISE.

          (a)   You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

          (b)   By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

          (c)   By exercising your Incentive Stock Option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

          (d)   By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the 1933 Act (the "Lock Up Period"); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company's stock are intended third party beneficiaries of this Section 9(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

        9.    TRANSFERABILITY.    Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

        10.    RIGHT OF FIRST REFUSAL.    Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right; provided, however, that if your option is an Incentive Stock Option and the right of first refusal described in the Company's bylaws in effect at the time the Company elects to exercise its right is more beneficial to you than the right of first refusal described in the Company's bylaws on the Grant Date, then the right of first refusal described in the Company's bylaws on the Grant Date shall apply. The Company's right of first refusal shall expire on the Listing Date. For purposes of this Agreement, "Listing Date" shall mean the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national

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securities exchange or on the National Market System of the Nasdaq Stock Market (or any successor to that entity).

        11.    RIGHT OF REPURCHASE.    To the extent provided in the Company's bylaws in effect at such time the Company elects to exercise its right, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

        12.    OPTION NOT A SERVICE CONTRACT.    Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

        13.    WITHHOLDING OBLIGATIONS.

          (a)   At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

          (b)   Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

          (c)   You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

        14.    NOTICES.    Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

        15.    GOVERNING PLAN DOCUMENT.    Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

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ATTACHMENT II

AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN

CYDEX, INC.
AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN
STOCK OPTION AGREEMENT
(NONSTATUTORY STOCK OPTION)

        Pursuant to your Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, CYDEX, INC. (the "Company") has granted you an option under its AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

        The details of your option are as follows:

        1.    VESTING.    Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service.

        2.    NUMBER OF SHARES AND EXERCISE PRICE.    The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time pursuant to Section 4.3 of the Plan.

        3.    METHOD OF PAYMENT.    Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

          (a)   In the Company's sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

          (b)   Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company's reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

          (c)   Pursuant to the following deferred payment alternative:

            (i)    Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company's election, upon termination of your Continuous Service.

            (ii)   Interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

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            (iii) At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall be made in cash and not by deferred payment.

            (iv)  In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a pledge agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

        4.    WHOLE SHARES.    You may exercise your option only for whole shares of Common Stock.

        5.    SECURITIES LAW COMPLIANCE.    Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

        6.    TERM.    You may not exercise your option before the commencement or after the expiration of its term set forth in Section 5.4 of the Plan.

        7.    EXERCISE.

        (a)   You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

        (b)   By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

        (c)   By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the 1933 Act (the "Lock Up Period"); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company's stock are intended third party beneficiaries of this Section 7(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

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        8.    TRANSFERABILITY.    Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

        9.    RIGHT OF FIRST REFUSAL.    Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right. The Company's right of first refusal shall expire on the Listing Date. For purposes of this Agreement, "Listing Date" shall mean the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or on the National Market System of the Nasdaq Stock Market (or any successor to that entity).

        10.    RIGHT OF REPURCHASE.    To the extent provided in the Company's bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

        11.    OPTION NOT A SERVICE CONTRACT.    Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

        12.    WITHHOLDING OBLIGATIONS.

        (a)   At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

        (b)   Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

        (c)   You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a

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certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

        13.    NOTICES.    Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

        14.    GOVERNING PLAN DOCUMENT.    Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

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ATTACHMENT III

NOTICE OF EXERCISE

NOTICE OF EXERCISE

CyDex, Inc. 10513 W. 84th Terrace Lenexa, KS 66214 USA	Date of Exercise:

Ladies and Gentlemen:

        This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐
Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

        By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Amended and Restated 1997 Equity Compensation Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

        I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

        I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

        I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144; provided, however, that my shares may be subject to further restrictions pursuant to my Stock Option Agreement.

        I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as

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well as any legends reflecting restrictions pursuant to the Company's Certificate of Incorporation, Bylaws and/or applicable securities laws.

Very truly yours,

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  Exhibit 10.2